UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

The Advisors’ Inner Circle Fund

Loomis Sayles Full Discretion Institutional

Securitized Fund

ANNUAL REPORT

OCTOBER 31, 2012

Table of Contents

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund files its complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-343-2029; and (ii) on the Commission’s website at http://www.sec.gov.

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Portfolio Objective

The investment objective of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”) is to provide current income and the potential for total return. The Fund Manager (the “Manager”) looks to accomplish this objective by investing primarily in asset-backed securities, commercial mortgage-backed securities, non-agency residential mortgage-backed securities and agency mortgage-backed securities. In purchasing securities for the Fund, the Manager uses a fundamental top-down approach to evaluate each sector in the securitized market, then determines the sector and the capital structure allocations for the Fund. The Manager utilizes a bottom-up approach to the individual security selection process, aimed at assigning an independent credit rating to a security and determining its risk/return profile. The Manager believes that combining different sectors of the securitized markets — Consumer Asset-Backed Securities (“ABS”), Commercial Mortgage-Backed Securities (“CMBS”) and Residential Mortgage-Backed Securities (“RMBS”) can create opportunities for active management.

Market Review

The Fund was launched on December 15, 2011, and this letter reviews the Fund’s performance, market events and market performance for the period from December 16, 2011 to October 31, 2012. It is our first annual letter to shareholders and we want to thank you for your continued confidence in allowing us to manage this Fund.

Review of economic performance and resulting market performance:

•

In the fourth quarter of 2011, despite the continued elevated stress in the global financial system, credit markets generally performed well. The US entered a period of slow but stable growth, while the euro zone slipped into recession.

•

In the first quarter of 2012, credit and equity markets performed very well, as reduced funding pressures in Europe and improved US economic data helped improve investor sentiment toward riskier assets.

•

In the second quarter of 2012, investors focused on concerns about global growth and the European sovereign crisis. Decline in treasury yields combined with economic concerns drove fixed income investors to simultaneously seek relatively safe investments and search for yield. Within securitized assets, this appeared to result in a small tightening in spreads across credit tiers.

•

In the third quarter of 2012, we saw an improvement in investor sentiment, due largely to slightly better economic data, combined with announcements of additional liquidity from the European Central Bank (“ECB”) and the Federal Reserve (the “Fed”). In late August, the ECB announced its intention to buy, at

1

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

some future date, the sovereign debt of peripheral European countries to reduce funding stress (outright monetary transactions program or OMT). In mid-September, the Fed announced its plans to immediately begin purchasing $40 billion per month of Agency Mortgage-Backed Securities (“MBS”) (QE3) without stating a termination date for this new purchase program.

•

October 2012 saw a continuation of the trends from the third quarter. including expansion of central bank balance sheets, combined with weak but stable economic results that drove investors to search for yield. This resulted in tighter credit spreads across securitized sectors.

A key positive economic development for the Fund has been the continued recovery in the US housing market. US house prices have increased significantly in 2012. Year-to-date, prices are up approximately 6.8% based on Case-Schiller 20-City Index and 8.4% based on CoreLogic Combined Index (see Table 1).1 Many market participants have subsequently increased their expectations for future home price appreciation and housing-related economic activity. We believe prices bottomed in the first quarter of 2012. While the recovery will be geographically uneven, it should provide some support for US Gross Domestic Product (“GDP”) growth, consumer sentiment, and housing-related industries.

Table 1: US Home Price Index Changes

	Case-Shiller 20-city composite NSA (through August)	CoreLogic Combined Index (through September)
Year-over-Year	2.03%	4.97%
Year-to-Date	6.79%	8.36%

Portfolio performance discussion

For the period from inception through October 31, 2012, the Fund returned 24.02%, compared to the return for the Merrill Lynch ABS & CMBS Index (CABS Index) of 6.47%. As of October 31, 2012, the Fund had net assets of approximately $226 million, including a cash and cash equivalent position of 4.10%.

As can be seen in Chart 1, the Fund had very strong performance in both absolute and relative terms during most months of the year. In our view, the strong performance in the first half of the year was supported by general improvement in market sentiment, while the strong performance that started in June 2012 and continued through October 2012 was heavily influenced by greater Fed accommodation and improving house price outlook in the US.

1	Case Shiller NSA Index from Bloomberg, as of November 1, 2012. CoreLogic Combined Index from CoreLogic TrueStandings database, as of November 6, 2012.

2

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund experienced strong performance across sectors. The non-agency RMBS sector showed the highest total return, followed by CMBS and then ABS. The Fund benefited from overweights to non-agency RMBS, mezzanine-AAA CMBS bonds and off-the run ABS sectors, such as timeshare receivables.

RMBS, both the largest allocation and largest overweight in the Fund during the fiscal year, added significantly to Fund returns. We had expected house prices to stabilize in 2012 and begin to recover slowly, but actual performance of US house prices was better than our expectations at the start of the year. The non-agency RMBS sector benefits most directly from the recovery in house prices, since higher house prices should result in fewer default, faster prepayments, and lower loan losses on mortgages underlying RMBS. Because the RMBS sector trades at a discount to par and loss-adjusted yields in the sector incorporate potential write-downs, better collateral performance tends to increase security prices.

CMBS holdings benefited from spread tightening as market participants began to lower their loss forecasts. Our holdings of super-senior AAAs in 2006 and 2007 saw significant spread tightening, as did our holdings in select mezzanine AAA-rated bonds of the same vintages, which we increased during the year.

In ABS, we saw broad-based spread tightening across credit tiers, with more credit-sensitive positions generally outperforming. ABS sector has the lowest yield within the CABS Index, but we continue to find opportunities in the sector and think it has an important place in the Portfolio given the sector’s short average life and high credit quality.

3

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Significant Portfolio Changes

During the course of the year, our allocation across ABS, CMBS and RMBS sectors did not change by more than 10%. Overall, our holdings of RMBS and ABS have increased, while our holdings of CMBS have declined.

Within sectors, there have been significant portfolio changes.

•

In RMBS, we significantly increased our holdings of senior fixed-rate Prime and Alt-A securities with higher coupon, as we tried to position ourselves to earn more of our RMBS returns through interest payments and less through price appreciation. The overall price of our RMBS portfolio remains at a significant discount.

•	In CMBS, we have selectively added mezzanine AAAs and reduced holdings of super-senior CMBS, taking a more constructive view that the market is recovering.

•

In ABS, we have reduced our holdings in senior credit card ABS, and increased holdings in other ABS sectors, such as timeshares and subordinate automobile ABS. The Fund continues to have no exposure to private-label student loan ABS.

The Fund continues to have no allocation to agency MBS securities as we deem the credit sensitive sectors more attractive for an unconstrained strategy. During the period from inception to October 31, 2012, the Fund did not hold any securities issued outside the US nor invest in any currency other than the US dollar.

Outlook

Our long term outlook for the US economy remains cautious, as we believe that the European financial crisis has not yet found a permanent solution, and the US budget negotiations could result in both short-term bouts of volatility and longer-term fiscal drag. As a result, we believe bouts of economic and market volatility to be likely for the remainder of 2012 and in 2013.

We believe the Fed will continue its short-term interest rate policy through at least mid-2015, as they reaffirmed in the latest Federal Open Market Committee statement, and that the agency MBS buying program will likely continue until at least the end of 2013.

A key part of our view is that housing-related industries should begin to recover and add to GDP growth, as household formation begins to recover and housing construction returns (over several years) to long-term trends. This should help the US economy grow, compared to other developed economies.

Given this outlook, we are looking to maintain our risk stance and allocation across sectors, with the largest overweight to non-agency RMBS. We continue to rotate our non-agency

4

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

RMBS exposure towards fixed-rate coupon securities that generate a greater percentage of total return from interest payments rather than from price appreciation.

It is important to note that during 2011 and 2012, the performance of securities similar to those held in the Fund was tended to be strongly correlated to the overall risk markets, and we would expect Fund performance, in absolute and relative terms, to be weaker in a risk-off environment.

Loomis, Sayles & Company, L.P.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of Comparative Index

The BofA Merrill Lynch US ABS & CMBS Index tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch), at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized and agency deals. Qualifying asset backed securities must have a fixed or floating rate coupon, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group greater than or equal to 10% of the original deal size and a minimum outstanding tranche size of $50 million for senior tranches and $10 million for mezzanine and subordinated tranches. Qualifying commercial mortgage backed securities must have a fixed coupon schedule, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group that is greater than or equal to 10% of the original deal size and at least $50 million current amount outstanding for senior tranches and $25 million current amount outstanding for mezzanine and subordinated tranches. Fixed-to-floating rate securities qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Floating rate securities are excluded.

5

Growth of a $10,000 Investment (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2012*
Cumulative Inception to Date**
Loomis Sayles Full Discretion Institutional Securitized Fund	24.02%
BofA Merrill Lynch US ABS & CMBS Index	6.47%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The Fund commenced operations on December 15, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

6

Portfolio of Investments — as of October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value

Residential Mortgage-Backed Obligations — 54.6%
	Adjustable Rate Mortgage Trust
$659,678	0.521%, 11/25/35 (A)	$443,513
	American Home Mortgage Investment Trust
1,502,378	2.559%, 10/25/34 (A)	1,263,530
2,415,328	2.053%, 09/25/45 (A)	2,278,490
628,032	0.351%, 03/25/46 (A)	467,962
	Banc of America Funding
1,068,123	2.910%, 12/20/34 (A)	887,845
478,511	2.718%, 12/20/36 (A)	480,434
1,525,477	0.661%, 07/25/37 (A) (B)	916,822
	Banc of America Mortgage Securities
911,876	6.137%, 11/20/46 (A)	798,775
	Bear Stearns Adjustable Rate Mortgage Trust
7,229	3.029%, 01/25/35 (A)	6,674
6,854,673	2.995%, 02/25/36 (A)	4,768,529
156,014	2.956%, 07/25/34 (A)	149,143
142,641	2.899%, 04/25/34 (A)	133,679
101,136	2.843%, 01/25/35 (A)	99,132
	Citicorp Mortgage Securities
165,707	0.561%, 09/25/35 (A)	163,671
	Citigroup Mortgage Loan Trust
1,235,078	2.570%, 10/25/35 (A)	1,136,120
	Citimortgage Alternative Loan Trust
6,011,056	6.000%, 07/25/36	4,559,560
5,386,837	6.000%, 06/25/37	4,352,225
	Countrywide Alternative Loan Trust
3,628,523	6.250%, 07/25/36	2,461,968
5,564,956	5.750%, 04/25/37	4,424,252
1,445,736	0.421%, 05/25/35 (A)	998,451
	Countrywide Home Loan Mortgage Pass-Through Trust
757,330	3.684%, 01/20/35 (A)	654,409
4,593,960	2.818%, 04/25/35 (A)	2,474,606
667,840	0.551%, 03/25/35 (A)	411,902
2,876,927	0.481%, 04/25/35 (A)	2,022,281
	Credit Suisse First Boston Mortgage Securities
5,877,868	5.500%, 11/25/35	4,983,833
553,250	5.250%, 05/25/28	555,706
	Credit Suisse Mortgage Capital Certificates
4,910,122	6.500%, 10/25/21	4,022,323
	Deutsche ALT-A Securities Alternate Loan Trust
6,854,243	5.500%, 12/25/35	5,030,267
	FREMF Mortgage Trust
1,500,000	4.023%, 11/25/44 (A) (B)	1,481,697

7

Portfolio of Investments — as of October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value

Residential Mortgage-Backed Obligations — 54.6% (continued)
	GMAC Mortgage Loan Trust
$1,770,670	3.564%, 07/19/35 (A)	$1,584,442
1,252,256	3.415%, 06/19/35 (A)	1,221,613
	GSR Mortgage Loan Trust
3,540,897	6.000%, 09/25/36	3,062,398
292,133	3.134%, 07/25/35 (A)	267,291
727,323	2.937%, 12/25/34 (A)	621,904
	Indymac Index Mortgage Loan Trust
447,937	0.531%, 07/25/45 (A)	342,078
	JPMorgan Alternative Loan Trust
3,372,589	5.159%, 03/25/36 (A)	2,619,153
	JPMorgan Mortgage Trust
220,104	2.992%, 07/25/35 (A)	223,493
2,490,417	2.984%, 07/25/35 (A)	2,485,356
	Lehman Mortgage Trust
1,684,386	6.500%, 09/25/37	1,403,826
2,507,312	5.500%, 02/25/36	2,459,272
874,274	0.711%, 01/25/36 (A)	575,507
	Lehman XS Trust
2,898,573	0.331%, 07/25/37 (A)	1,363,703
	Mastr Adjustable Rate Mortgages Trust
3,991,143	2.954%, 04/25/36 (A)	3,429,956
1,417,867	2.878%, 03/25/35 (A)	1,064,129
2,740,165	0.371%, 01/25/47 (A)	1,744,044
	MASTR Asset Securitization Trust
528,791	6.500%, 11/25/37	475,504
	Merrill Lynch Alternative Note Asset
444,278	6.000%, 03/25/37	293,990
	Morgan Stanley Mortgage Loan Trust
3,094,406	6.000%, 08/25/36	2,529,333
3,585,776	5.750%, 02/25/36	3,293,812
150,000	5.500%, 11/25/35	144,072
	New York Mortgage Trust
1,747,069	2.962%, 05/25/36 (A)	1,448,781
	RALI Trust
667,971	6.000%, 06/25/36	488,775
1,002,613	5.500%, 06/25/34	1,039,761
	Residential Asset Securitization Trust
4,678,413	6.000%, 05/25/37	4,164,704
4,926,499	6.000%, 06/25/37	4,285,921
3,196,729	6.000%, 01/25/46	2,431,480
8,496,298	5.375%, 07/25/35	7,058,019
	RFMSI Trust
1,329,375	5.750%, 01/25/36	1,335,780

8

Portfolio of Investments — as of October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value

Residential Mortgage-Backed Obligations — 54.6% (continued)
	Structured Adjustable Rate Mortgage Loan Trust
$1,328,791	0.521%, 07/25/35 (A)	$932,063
911,514	0.371%, 01/25/37 (A)	524,098
	Vericrest Opportunity Loan Transferee
1,000,000	8.112%, 03/25/49 (A) (B)	1,015,827
414,830	4.213%, 03/25/49 (A) (B)	416,302
3,258,224	2.487%, 02/26/52 (B)	3,265,848
	WaMu Mortgage Pass-Through Certificates
737,054	0.964%, 12/25/46 (A)	628,351
	Washington Mutual Alternative Mortgage Pass-Through Certificates
4,272,820	6.000%, 03/25/36	3,534,785
1,211,578	1.114%, 08/25/46 (A)	639,187
2,695,190	0.451%, 01/25/47 (A)	1,399,356
	Wells Fargo Mortgage Backed Securities Trust
3,821,424	5.500%, 01/25/36	3,960,200
1,188,743	2.691%, 04/25/35 (A)	1,201,786

	Total Residential Mortgage-Backed Obligations
	(Cost $117,170,718)	123,403,699

Commercial Mortgage-Backed Obligations — 27.0%
	Bear Stearns Commercial Mortgage Securities
2,485,000	5.813%, 05/11/39 (A) (B)	2,520,603
150,000	5.331%, 02/11/44	167,169
	Commercial Mortgage Pass-Through Certificates
1,400,000	5.649%, 12/10/44 (A)	1,586,605
3,850,000	5.543%, 12/11/49 (A) (B)	4,191,372
1,000,000	4.858%, 08/15/45 (A) (B)	908,920
	Credit Suisse Mortgage Capital Certificates
1,180,000	6.073%, 02/15/41 (A)	1,378,087
500,000	5.762%, 09/15/39 (A)	574,804
2,935,000	5.695%, 09/15/40 (A)	3,383,324
3,500,000	5.695%, 04/16/49 (A) (B)	3,869,988
1,810,000	5.677%, 06/15/39 (A)	2,058,079
580,000	5.542%, 01/15/49 (A)	655,924
	CW Capital Cobalt Mortgage Trust
4,075,000	5.254%, 08/15/48	4,226,851
	DBUBS Mortgage Trust
2,200,000	5.557%, 01/10/21 (A) (B)	2,242,964
	Extended Stay America Trust
2,780,000	5.498%, 11/05/27 (B)	2,799,563
	Greenwich Capital Commercial Funding
1,475,000	5.736%, 12/10/49	1,735,084
	GS Mortgage Securities II
8,915,000	5.789%, 08/10/45 (A)	8,563,107

9

Portfolio of Investments — as of October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value

Commercial Mortgage-Backed Obligations — 27.0% (continued)
	JPMorgan Chase Commercial Mortgage Securities
$420,000	5.813%, 06/15/49 (A)	$491,793
100,000	5.475%, 04/15/43 (A)	113,574
750,000	5.464%, 01/15/49 (A)	790,495
225,000	5.420%, 01/15/49	260,544
3,475,000	5.372%, 05/15/47	3,619,616
2,000,000	5.021%, 01/12/37 (A)	1,995,024
	Morgan Stanley Capital
5,525,000	5.576%, 04/12/49 (A)	5,669,876
	Morgan Stanley Reremic Trust
3,400,000	5.789%, 08/12/45 (A) (B)	3,743,852
1,100,000	5.789%, 08/15/45 (A) (B)	1,211,246
	WF-RBS Commercial Mortgage Trust
1,925,000	5.549%, 03/15/44 (A) (B)	1,918,751
325,000	5.465%, 02/15/44 (A) (B)	324,735

	Total Commercial Mortgage-Backed Obligations
	(Cost $56,331,174)	61,001,950

Asset-Backed Securities — 14.3%
	AmeriCredit Automobile Receivables Trust
1,000,000	5.940%, 07/08/19 (B)	1,071,142
3,000,000	3.820%, 02/10/20	2,998,620
	Ameriquest Mortgage Securities
1,900,000	0.711%, 09/25/35 (A)	1,311,673
800,000	0.661%, 01/25/36 (A)	636,777
	CarNow Auto Receivables Trust
1,736,000	6.900%, 11/15/16	1,740,889
	Countrywide Asset-Backed Certificates
1,575,000	5.103%, 05/25/35	1,319,892
	Diamond Resorts Owner Trust
610,079	12.000%, 03/20/26 (B)	648,237
	DSC Floorplan Master Owner Trust
2,300,000	8.110%, 03/15/16 (B)	2,326,468
	DT Auto Owner Trust
1,650,000	4.350%, 03/15/19 (B)	1,653,804
	First Franklin Mortgage Loan Asset Backed Certificates
989,879	0.361%, 07/25/36 (A)	852,510
	First Investors Auto Owner Trust
2,040,000	9.000%, 01/15/19 (B)	2,198,794
2,000,000	6.860%, 03/15/19 (B)	2,024,688
	Fremont Home Loan Trust
1,121,067	0.361%, 11/25/36 (A)	448,896
	GSAA Trust
2,134,963	0.281%, 12/25/46 (A)	968,680

10

Portfolio of Investments — as of October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount/Shares	Description	Value

Asset-Backed Securities — 14.3% (continued)
	Option One Mortgage Loan Trust
$1,308,068	0.311%, 01/25/37 (A)	$826,581
	Park Place Securities
1,175,000	0.711%, 07/25/35 (A)	1,043,074
	Sierra Receivables Funding
843,901	9.310%, 07/20/28 (B)	870,747
2,069,746	2.380%, 03/20/29 (B)	2,106,431
	SNAAC Auto Receivables Trust
2,000,000	6.210%, 12/17/18 (B)	2,011,312
	Structured Asset Securities
1,225,338	0.501%, 06/25/35 (A)	1,000,966
	Westgate Resorts
2,324,797	11.000%, 09/20/25 (B)	2,371,293
1,874,987	9.000%, 01/20/25 (B)	1,893,737

	Total Asset-Backed Securities
	(Cost $30,852,876)	32,325,211

Municipal Bond — 0.4%
	Michigan State, Tobacco Settlement Financing Authority, RB
1,000,000	7.309%, 06/01/34	833,580

	Total Municipal Bond
	(Cost $827,714)	833,580

Short-Term Investment — 4.0%
	Dreyfus Treasury Prime Cash Management, 0.000% (C)
9,138,888	(Cost $9,138,888)	9,138,888

	Total Investments — 100.3%
	(Cost $214,321,370)	226,703,328
	Other Assets and Liabilities — (0.3)%	(764,929)

	Net Assets — 100.0%	$225,938,399

(A)	Variable rate security - Rate disclosed is the rate in effect on October 31, 2012.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	The rate shown is the 7-day effective yield as of October 31, 2012.

RB	Revenue Bond

11

Portfolio of Investments — as of October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund — concluded

Allocation Summary at October 31, 2012

Residential Mortgage-Backed Obligations	54.6%
Commercial Mortgage-Backed Obligations	27.0
Asset-Backed Securities	14.3
Short-Term Investment	4.0
Municipal Bond	0.4

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

12

Statement of Assets and Liabilities

October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund

ASSETS
Investments at cost	$214,321,370

Investments at value	$226,703,328
Cash	124,295
Interest receivable	936,994
Reimbursement from Investment Adviser (Note 5)	32,008
Deferred offering costs (Note 2)	15,169
Receivable for securities sold	13,834
Prepaid expenses	18,777

TOTAL ASSETS	227,844,405

LIABILITIES
Payable for capital shares redeemed	1,776,801
Administrative fees payable (Note 4)	22,899
Income distributions payable	10,713
Trustees’ fees payable	3,571
Chief Compliance Officer fees payable (Note 3)	3,082
Other accounts payable and accrued expenses	88,940

TOTAL LIABILITIES	1,906,006

NET ASSETS	$225,938,399

NET ASSETS CONSIST OF:
Paid-in capital	$206,609,894
Undistributed net investment income	212
Accumulated net realized gain on investments	6,946,335
Net unrealized appreciation on investments	12,381,958

NET ASSETS	$225,938,399

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$225,938,399

Outstanding shares of beneficial interest (unlimited authorization — no par value)	19,452,767

Net asset value, offering and redemption price per share	$11.61

The accompanying notes are an integral part of the financial statements.

13

Statement of Operations

For the period ended October 31, 2012*

Loomis Sayles Full Discretion Institutional Securitized Fund

INVESTMENT INCOME
Interest	$13,113,863

13,113,863

Expenses
Administrative fees (Note 4)	160,216
Trustees’ fees and expenses	13,805
Chief Compliance Officer fees (Note 3)	7,377
Offering costs (Note 2)	99,351
Legal fees	40,667
Registration fees	28,598
Audit and tax services fees	23,320
Transfer agent fees and expenses (Note 4)	22,239
Shareholder reporting expenses	17,000
Custodian fees and expenses	5,754
Miscellaneous expenses	24,978

Total expenses	443,305
Fee/expense reimbursement (Note 5)	(307,998)

Net expenses	135,307

Net investment income	12,978,556

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	4,819,678
Net change in unrealized appreciation on investments	13,686,683

Net realized and unrealized gain on investments	18,506,361

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,484,917

*	Commenced operations December 15, 2011.

The accompanying notes are an integral part of the financial statements.

14

Statement of Changes in Net Assets

Loomis Sayles Full Discretion Institutional Securitized Fund

Period Ended October 31, 2012*
FROM OPERATIONS:
Net investment income	$12,978,556
Net realized gain on investments	4,819,678
Net change in unrealized appreciation on investments	13,686,683

Net increase in net assets resulting from operations	31,484,917

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(10,851,687)

Total distributions	(10,851,687)

CAPITAL SHARE TRANSACTIONS (1):
Issued	106,106,877
Issued in connection with in-kind transfer**	100,424,225
Reinvestment of distributions	10,840,975
Redeemed	(12,066,908)

Net increase in net assets from capital share transactions	205,305,169

Net increase in net assets	225,938,399

NET ASSETS:
Beginning of the period	—

End of the period	$225,938,399

UNDISTRIBUTED NET INVESTMENT INCOME	$212

*	Commenced operations on December 15, 2011.
**	See Notes 1 and 10 in Notes to Financial Statements.
(1)	For share transactions, see Note 6 in Notes to Financial Statements.

Amount	designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

15

Financial Highlights

For a share outstanding throughout the period

Loomis Sayles Full Discretion Institutional Securitized Fund

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Institutional Class
10/31/2012*	$10.00	$0.92	$1.41	$2.33	$(0.72)	$—	$(0.72)

*	The Fund commenced operations on December 15, 2011.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year, are not annualized
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

Amount	designated as “—” is $0.

16

Net asset value, end of the period	Total return (%) (b)	Net assets, end of the period (000’s)	Ratio of expenses to average net assets (%) (c)(d)	Ratio of expenses to average net assets (excluding waivers and reimbursements (%) (d)	Ratio of net investment income to average net assets (%) (d)	Portfolio turnover rate (%)

$11.61	24.02	$225,938	0.10	0.33	9.52	56

The accompanying notes are an integral part of the financial statements.

17

Notes to Financial Statements

October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund

1. Organization. The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 funds. The financial statements herein are those of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”). The Fund is non-diversified and its investment objective is to provide current income and the potential for total return. The Fund commenced operations on December 15, 2011 as a result of a contribution in-kind from separately managed accounts. On this date, the Fund issued 7,032,794 shares and acquired securities tax-free at their then current value of $70,329,742, including unrealized depreciation of $1,304,725. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2. Significant Accounting Policies. The following is a summary of the significant accounting policies followed by the fund:

a. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

b. Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

18

Notes to Financial Statements

October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2012, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

19

Notes to Financial Statements

October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011- 04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of ASU 2011-04 did not materially affect the Fund’s financial condition or results of operations.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2012, at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Obligations	$—	$123,403,699	$—	$123,403,699
Commercial Mortgage-Backed Obligations	—	61,001,950	—	61,001,950
Asset-Backed Securities	—	32,325,211	—	32,325,211
Municipal Bond	—	833,580	—	833,580
Short-Term Investment	9,138,888	—	—	9,138,888

Total Investments in Securities	$9,138,888	$217,564,440	$—	$226,703,328

20

Notes to Financial Statements

October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund

For the period ended October 31, 2012, there have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. For the period ended October 31, 2012, there were no Level 3 securities.

For the period ended October 31, 2012, there have been no significant changes to the Fund’s fair value methodologies.

c. Federal and Foreign Income Taxes. It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriated provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the initial open tax year end, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties. Management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

d. Security Transactions and Investment Income. Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

e. Expenses. Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

21

Notes to Financial Statements

October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund

f. Dividends and Distributions to Shareholders. The Fund distributes its net investment income monthly, and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

g. Deferred Offering Costs. Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2012, the remaining amount still to be amortized for the Fund was $15,169.

3. Transactions with Affiliates. Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements. The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for the Fund, plus $20,000 for each additional class created, or 0.12% of the first $500 million, 0.10% of the next $500 million, and 0.08% of any amount above $1 billion of the Fund’s average daily net assets. The Administrator also serves as the shareholder servicing agent for the Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Boston Financial Data Services, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser (the “Adviser”) to the Fund. Under the terms of the

22

Notes to Financial Statements

October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund

management agreement, the Fund does not pay a management fee. Shares of the Fund are only available to institutional advisory clients of the Adviser. The institutional advisory clients of the Adviser pay the Adviser or its affiliates a fee for their investment advisory services outside of the Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.10% of the Fund’s Institutional Class Shares’ average daily net assets until October 31, 2012 and 0.20% thereafter. This Agreement may only be terminated by the Board.

6. Capital Shares.

Period Ended October 31, 2012*
SHARE TRANSACTIONS:
Issued	9,682,041
Issued in connection with in-kind transfer**	9,880,096
Reinvestment of distributions	989,038
Redeemed	(1,098,408)

Net share transactions	19,452,767

*	Commenced operations on December 15, 2011.
**	See Notes 1 and 10.

7. Investment Transactions. The cost of security purchases and proceeds from security sales, other than short-term securities, for the period ended October 31, 2012, were, $242,690,769 and $70,277,192, respectively. Included in the amount for cost of security purchases are contributions in-kind of $100,424,225.

8. Federal Tax Information. The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences

23

Notes to Financial Statements

October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund

arise. The following permanent differences relating to paydown adjustments have been reclassified to/from the following accounts during the period ended October 31, 2012:

Decrease in Undistributed Net Investment Income	Increase in Accumulated Net Realized Gain
$(2,126,657)	$2,126,657

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions for the Fund declared during the period ended October 31, 2012 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2012	$10,851,687	$—	$10,851,687

As of October 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$5,429,226
Undistributed Long-Term Capital Gain	2,881,567
Net Unrealized Appreciation	12,381,958
Other Temporary Differences	(1,364,246)

Total Distributable Earnings	$19,328,505

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at October 31, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$214,321,370	$14,307,711	$(1,925,753)	$12,381,958

9. Concentration/Risks. Due to the Fund’s concentration in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries, events that affect an industry or industries within this group will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. While the Fund will invest more than 25% of its assets in, collectively, the asset-backed, commercial mortgage-backed and residential mortgage-backed securities industries, it is expected that the Fund’s investments in any one or more of these industries may, from time to time, be significantly greater than 25%.

24

Notes to Financial Statements

October 31, 2012

Loomis Sayles Full Discretion Institutional Securitized Fund

As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund’s share price to fall.

10. In-Kind Transfers. In addition to the in-kind contribution that seeded the Fund (see Note 1), and during the period ended October 31, 2012, the Fund issued shares of beneficial interest in exchange for securities. The securities were transferred at their then current value on the date of transaction.

Transaction Date	Shares Issued	Value
1/18/2012	770,935	$ 7,909,795
2/28/2012	1,591,379	16,932,272
3/28/2012	484,988	5,252,416

11. Other. At October 31, 2012, 11% of Institutional Class total shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. New Accounting Pronouncement. In December 2011, the FASB issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

13. Subsequent Events. Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Advisors’ Inner Circle Fund and

Shareholders of the Loomis Sayles Full Discretion Institutional Securitized Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Full Discretion Institutional Securitized Fund (one of the portfolios constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period December 15, 2011 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

26

This page has been intentionally left blank.

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

28

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-343-2029. The following chart lists Trustees and Officers as of October 31, 2012.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

29

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 45 funds in the The Advisors’ Inner Circle Fund.

30

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December 2010.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP Adviser Managed Trust and New Coveneant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

31

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.
JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

32

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Other Directorships Held by Officer
None.
None.
None.
None.
None.

33

DISCLOSURE OF FUND EXPENSES (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

34

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Loomis Sayles Full Discretion Institutional Securitized Fund

Institutional Class	Beginning Account Value 5/1/2012	Ending Account Value 10/31/2012	Expenses Paid During Period*
Actual	$1,000.00	$1,128.10	$0.54
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio, 0.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

35

Notice to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

For shareholders that do not have an October 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2012, the Fund is designating the following items with regard to distributions paid during the period.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)
0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	73.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

36

LOOMIS SAYLES FULL DISCRETION

INSTITUTIONAL SECURITIZED FUND

c/o Boston Financial Data Services, Inc.

P.O. Box 8530

Boston, Massachusetts 02266-8530

Adviser:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund described.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$250,692	$0	$0	$209,462	$0	$0
(b)	Audit-Related Fees	$12,000	$0	$0	$11,286	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$56,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$406,500	N/A	N/A	$341,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$11,292	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$69,000	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	5%	4%
Tax Fees	23%	20%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	3%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2012	2011
Audit-Related Fees	0%	N/A
Tax Fees	58%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $29,771,000 and $34,500,000 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

By (Signature and Title)*	/s/ MICHAEL LAWSON
Michael Lawson, Treasurer, Controller & CFO
Date: January 4, 2013

*	Print the name and title of each signing officer under his or her signature.